Exhibit 99.1

Dedicated to helping people reach their health and wellness goals with science-based natural solutions.

The issues addressed in this presentation may involve forward-looking statements which are subject to a number of risks and uncertainties. Actual results may differ materially. Please refer to our Annual Report and to other SEC filings for more information about risks and uncertainties that could cause actual results to differ.

We are: A science-based health and nutrition company Committed to developing innovative products based on scientific evidence Our initial product: Patent-pending Protandim(r) strengthens the body’s natural antioxidant defenses against the cell damage known as oxidative stress

Key Consumer Lifestyle Trends Core Wellness Men and women ages 35 - 64+ HH income of $75K+ Some college education Focus: Healthy lifestyles and aging Prevention Peace of mind Wake-up Call Seek proactive solutions Balance The New Wellness

Corporate Overview Public in October 2004, LFLT.OB Protandim(r) shipment begins March 2005 Protandim(r) featured on ABC Primetime Live June 2005, NBC TODAY Show July 2006 Human clinical trial study published January 2006 in peer-reviewed scientific journal Leading antioxidant research scientists Internationally renowned scientific advisors New, experienced management team

Goals Transition and reposition the Company, the product, and the brand Maintain science and evidence based cornerstone Stabilize and expand business Develop solid distribution channels

Significant Accomplishments

- Human Study Published – shows Protandim® provides a fundamentally new approach to antioxidant therapy
- Dr. Joe McCord joins board of directors, interviewed on *The Troubleshooter*
- Drs. Gold and O'Connell join Scientific Advisory Board
- Dr. Sally Nelson presents at OCC Congress 2006, Supplyside East, GNC Franchise Convention; represents Lifeline at Nutracon 2006, VitaFoods International
- Partnership in Wellness, Women's Initiative, and national radio advertising programs launched
- BabyBoomerSurvivalKit™
- Taglich Brothers, Catalyst Financial Resources engaged
- LeGrand Hart, Karsh+Hagan engaged
- New messaging and advertisements
- Web site
- CVS retail partnership
- Renewed GNC contract
- Featured on:
  - ABC *Primetime Live*
  - NBC *TODAY*

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Investor Presentation LFLT.OB

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The Opportunity Estimated $2 - 3 billion science-based segment of overall U.S. $21 billion supplement market Science-based Unique position in the health and wellness supplement market sector Market moving to evidence-based Clinically supported Product expansion opportunities

U. S. Market Opportunity - estimate $21 Billion Market Clinical Evidence No Clinical Evidence $2-3 Billion segment 2005 - 4.5% Growth Source: Nutrition Business Journal June / July 2006

The Problem - Oxidative Stress Oxidative stress is associated with over 100 diseases, as presented in over a thousand peer-reviewed, published, scientific papers Examples of areas where oxidative stress appears to play a role, based on these papers, include: Heart disease Diabetes Cancer

Yesterday's Solution Consumable antioxidants (e.g. vitamins C and E) neutralize only a small fraction of the free radicals/oxidants produced daily One gram of vitamin C per day can neutralize about 1/30th of the body's daily production of free radicals per day This assumes full absorption and complete reaction prior to excretion One daily Protandim caplet has the same antioxidant capacity as each of the following:

10 lbs 15 lbs 375 87 glasses

The Problem - Overview of Oxidative Stress Oxidative stress (cell damage) occurs when oxidative balance is upset by increased production of oxidants, or by decreased availability of antioxidants Humans produce a number of antioxidant enzymes naturally: superoxide dismutase (SOD) and catalase (CAT) are the most important Humans produce about 0.3 mole of free radicals daily As people age, the body's natural production of SOD and CAT enzymes cannot keep up with increasing levels of free radicals

Our Solution Protandim(r) - patent-pending formula Activates the production of two key antioxidant enzymes - SOD and CAT - the body's own defense system against free radicals Clinically proven to naturally strengthen the body's natural antioxidant defenses against oxidative stress Delivers significantly greater antioxidant benefits than standard antioxidant supplements Protects against cell damage caused by free radicals

The Scientific Evidence Free Radical Biology & Medicine (Jan. 15, 2006)

Protandim(r) Study Results TBARS are a key measure of oxidative stress TBARS are considered "the canary in the coal mine" After 30 days, 40% average reduction of TBARS After 120 days, increase in average antioxidant enzyme levels SOD +30% CAT +54%

R 2 = 0.602 0 0.5 1 1.5 2 2.5 3 3.5 4 0 20 40 60 80 100 AGE TBARS (micromolar) Traditional antioxidant supplements in normal healthy humans do not affect oxidative stress levels supplements (e.g., vitamins E and C) no supplements

Normal subjects before supplementation with Protandim showed a strong age-dependent increase in TBARS 0 0.5 1 1.5 2 2.5 3 3.5 4 0 20 40 60 80 100 AGE TBARS (micromolar) Before Protandim R 2 = 0.238

TBARS dropped an average of 40% (p < 0.0001) after 30 days of Protandim supplementation and the age-related increase in TBARS virtually disappeared 0 0.5 1 1.5 2 2.5 3 3.5 4 0 20 40 60 80 100 AGE TBARS (micromolar) Before Protandim R 2 = 0.238 R 2 = 0.003 After Protandim 30 d After Protandim 120 d

Protandim(r) Study Conclusions Causing modest induction of SOD and CAT to decrease oxidative stress and lipid peroxidation in vivo may be a much more effective approach than conventional antioxidant supplements.

Protandim(r) Positioning Safe All Natural GMPs Effective Clinically Tested Scientifically and Clinically Proven Peer reviewed clinical and scientific publication Market moving to evidence-based Premium product Science allows for premium pricing

Corporate Strategy Produce clinically tested products Protandim(r) product line expansion New products Based on science Science allows premium pricing "Partnership in Wellness" marketing campaign Partnering with leading companies to spread health and wellness message Women's Initiative Men's Health Awareness Week New imaging and messaging for repositioning both the company and the product

eCommerce www.protandim.com 1-8-PROTANDIM Retail Partners Sales Channels Licensing OEM Partners Domestic and International Marketing Strategy

Protandim®

Marketing Strategy

- **eCommerce**
  - New web site
  - New systems
  - New initiatives
  - Protandim® $49.95 retail
  - Save 10% with AutoShip option
  - 3-day DSO
  - Retention programs
- **Retail**
  - GNC LiveWell   CVS/pharmacy Life to the fullest.
  - Pursuing other potential partners
    - Chain drug stores
    - Health food stores
  - Science allows partners to charge a premium
- **Licensing + OEM + Partners**
  - Domestic and international

September 2006   Lifeline Therapeutics, Inc. Investor Presentation LFLT.OB   24

Marketing Strategy - Product Promotion ABC's Primetime Live June 2005 TODAY July 2006 Consumer advertising Print and eCommerce - example targets include Wall Street Journal USA Today Prevention Newsweek New York Times Yoga Journal L. A. Times Delicious Living iVillage Chicago Sun Times Women's Health Alternative Medicine Dallas Morning News Palm Beach Post Men's Fitness Chicago Tribune Newsday Men's Health Minneapolis Star Tribune Denver Post Advocate Houston Chronicle Seattle Times San Francisco Chronicle San Diego - North County Times Atlanta Journal Constitution Better Homes and Gardens AARP More Ladies' Home Journal Fitness Rocky Mountain News Value Click Network

Marketing Strategy - Product Promotion Consumer advertising Radio National, regional Premiere Radio Networks Westwood One Networks Sirius Satellite Radio American Health Radio with Scott Broder Troubleshooter Tom Martino TV Direct sales Direct response television PBS Internet Scandown supported Co-op supported Spokesperson(s)

Financial Model Virtual company - low overhead Most costs variable eCommerce model provides strong cash flow GNC deferred revenue of $1 million Exceptional Gross Margin On-demand production

Operating Results CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the quarter and fiscal year ended June 30, 2006 (in '000's except per share data)

Balance Sheets CONDENSED CONSOLIDATED BALANCE SHEETS (IN '000'S)

Scientists Joe M. McCord, Ph.D. Co-discoverer of SOD in 1969 Honorary President of the International Society of Antioxidants in Nutrition and Health (ISANH) Recipient of the prestigious Elliott Cresson Medal of the Franklin Institute Professor of Medicine at University of Colorado at Denver and Health Sciences Center (UCDHSC) Director of Science, Lifeline Therapeutics Board of Directors, Lifeline Therapeutics Sally K. Nelson, Ph.D. Assoc. Clinical Professor of Medicine, UCDHSC Lead researcher on Protandim study Science Coordinator, Lifeline Therapeutics

Protandim®

Scientific Advisory Board

Larry Gold, Ph.D.



- Founder, CEO, Chairman of the Board, and Chief Science Officer of SomaLogic, a leading clinical proteomics company
- Founded NeXagen, Inc., which later became NeXstar Pharmaceuticals, Inc. In 1999, NeXstar merged with Gilead Sciences, Inc.
- Founded Synergen, Inc., a biotechnology company acquired by Amgen, Inc.
- Professor, University of Colorado (CU) since 1970, where he served as Chairman of Molecular, Cellular and Developmental Biology Department from 1988 to 1992
- Awarded the CU Distinguished Lectureship Award, the National Institutes of Health Merit Award, the Career development Award, and the Chiron Prize for Biotechnology

Sean O'Connell, Ph.D.



- Chief Medical Officer for Cascade Medical Enterprises, LLC.
- Assistant Professor, Department of Surgery, Division of Vascular Surgery at Englewood Hospital and Medical Center, a Mount Sinai School of Medicine Affiliated Hospital in Englewood, New Jersey
- Medical Marketing Director for Novartis Pharmaceuticals Corporation, East Hanover, New Jersey
- Medical Director for Sandoz Pharmaceuticals

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Management Stephen K. Onody, CEO 28 years of experience in healthcare companies Formerly with; Chairman and CEO, Colorado MEDtech, Inc. (CMED: NASDAQ) Vital Signs, Microphage, and Boston Scientific Gerald J. Houston, CFO Formerly with; Founder and CFO, OpVista, Inc. ROLM, IBM, Measurex, and KPMG Strategic Services

Board of Directors Javier Baz, Chairman Private Investor, former investment banker Dr. James Crapo Former Chairman of Medicine, National Jewish Medical and Research Ctr. James J. Krejci CEO, CheckAwards Corporation Bill Lister Ret. Senior VP and General Manager Patient Care, Roche Diagnostics Corporation Dr. Joe McCord Director of Science, Lifeline Stephen K. Onody CEO, Lifeline H. Leigh Severance President, Severance Capital Management John B. Van Heuvelen CEO and President, WCS Telecom

Looking Ahead - Strategy channels under consideration Grow Protandim by increasing Direct Sales eCommerce and Retail Distribution and brokers Licensing and OEM Direct Response TV International Distribution Multi-level Marketing "Partnerships in Wellness" Healthcare Practitioners Additional Products: Science-based Line Extensions New Products